UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2005

SOUTHERN INVESTORS SERVICE COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-04863	74-1223691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification Number)

9 Greenway Plaza Suite 2900 Houston, Texas		77046
(Address of principal executive offices)		(Zip Code)

(713) 869-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03	Bankruptcy or Receivership.

As previously disclosed, on April 8, 2005, Southern Investors Service Company, Inc., a Delaware corporation (the “Company”), filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”), Case # 05-35538-H4-11. On October 13, 2005, the confirmation hearing for the Company’s First Amended Plan of Distribution, as modified (the “Plan”), was held by the Bankruptcy Court.

The following information is being furnished in connection with the order confirming the Plan.

(1) The order confirming the Plan (the “Confirmation Order”) was signed by the United States Bankruptcy Court for the Southern District of Texas, Houston Division.

(2) The Bankruptcy Court signed the order confirming the Plan on October 13, 2005, and this order was entered into the Bankruptcy Court’s docket on October 13, 2005.

(3) The following is a fair summarization of other material features of the Plan, the terms of which are incorporated by reference into this Current Report on Form 8-K. To the extent, if any, that this summary conflicts with the terms of the Plan, the terms of the Plan shall control. Capitalized terms used in this summary and not defined herein are given the meaning attributed to them in the Plan, which is attached as Exhibit 2.2 to this Current Report on Form 8-K.

The Plan will become effective (the “Effective Date”) when all conditions precedent to its effectiveness, as set forth in Section 15.1 and 15.2 of the Plan, have been satisfied or waived.

On confirmation of the Plan, the rights afforded in the Plan and the treatment of all Claims and Interests are in exchange for, and in complete satisfaction of, all debts and Claims against the Debtor and any of the Estate Property, including the Available Cash, except as otherwise provided in the Plan.

Unclassified Claims, consisting of Allowed Administrative Claims, Allowed Priority Unsecured Tax Claims and Professional Fee Claims, will be paid as follows:

(a) Except as otherwise provided in the Plan, on the Distribution Date, except to the extent that a holder of an Allowed Administrative Claim agrees to a different treatment of such Allowed Administrative Claim, the Liquidating Debtor shall pay to each holder of an Allowed Administrative Claim, Cash in an amount equal to such Allowed Administrative Claim; provided, however, that Allowed Administrative Claims representing liabilities incurred in the ordinary course of business by the Debtor or liabilities arising under loans or advances to or other obligations incurred by the Debtor, whether or not incurred in the ordinary course of business, shall be assumed and paid by the Liquidating Debtor in the ordinary course of business, consistent with past practice and in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing, or other documents relating to such transactions.

(b) On the Distribution Date, except to the extent that a holder of an Allowed Priority Unsecured Tax Claim agrees to a different treatment of such Allowed Priority Unsecured Tax Claim, the Liquidating Debtor shall, at its option, pay to each holder of an Allowed Priority Unsecured Tax Claim that is due and payable on or before the Effective Date either (i) Cash in an amount equal to such Allowed Priority Unsecured Tax Claim, or (ii) deferred annual cash payments over a period not exceeding six (6) years after the date of assessment of such claim, of a value, as of the Effective Date, equal to the Allowed amount of such Claim. Allowed Priority Unsecured Tax Claims that are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

(c) All requests for payment of Professional Fee Claims must be filed with the Bankruptcy Court and served on the Debtor, and the U. S. Trustee no more than forty-five (45) days after the

Confirmation Date. Any such Professional Fee Claims for which an application or request for payment is not filed within that time period shall be discharged and forever barred, and shall not be entitled to any Distributions under the Plan. Professional Fee Claims will be paid by the Liquidating Debtor within ten (10) days after final allowance by the Bankruptcy Court. After the Confirmation Date, fees for professionals may be paid by the Liquidating Debtor in the ordinary course of business.

(d) Except as otherwise provided in the Confirmation Order and Section 3.2 of the Plan, unless previously filed, requests for payment of Administrative Claims must be filed and served on the Liquidating Debtor, pursuant to the procedures specified in the Confirmation Order and the notice of entry of the Confirmation Order, no later than thirty (30) days after the Effective Date. Holders of Administrative Claims that are required to file and serve a request for payment of such Administrative Claims and that do not file and serve such a request by the applicable Bar Date shall be forever barred from asserting such Administrative Claims against the Debtor, the Liquidating Debtor or its respective property, and such Administrative Claims shall be deemed discharged as of the Effective Date.

Unimpaired Classes of Claims, consisting of Allowed Priority Unsecured Non-Tax Claims and Allowed Secured Claims shall be paid as follows:

(a) On the Distribution Date, except to the extent that a holder of an Allowed Priority Unsecured Non-Tax Claim agrees to a different treatment of such Allowed Priority Unsecured Non-Tax Claim, or except to the extent that such Claim is not due and payable on or before the Effective Date, each Allowed Priority Unsecured Non-Tax Claim shall be paid in full, in Cash from the Available Cash, and shall be considered unimpaired in accordance with section 1124 of the Bankruptcy Code. All Allowed Priority Unsecured Non-Tax Claims which are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

(b) The claims of any taxing authority for property taxes secured by property of the Debtor will be satisfied by the abandonment to the taxing authority of the property securing the claims; the property to be abandoned pursuant to the Plan is listed on Exhibit B to the Plan and, except for the property that Debtor will attempt to sell as indicated, will be deemed to be abandoned by the Debtor upon confirmation of the Plan; notwithstanding the foregoing, Harris County/City of Houston, Houston Independent School District, and Cypress-Fairbanks Independent School District (together “Harris County”), will retain their liens, if any, upon real property of the Debtor not abandoned under the Plan. If property upon which Harris County retains liens is sold pursuant to the Plan for an amount greater than the amount of Harris County’s claim, Harris County will be entitled to receive, to the extent of its oversecurity, postpetition interest on its claim at a rate of 10% per annum. For any other Allowed Secured Claims, each holder of an Allowed Secured Claim shall, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Secured Claim, in the sole and absolute discretion of the Liquidating Debtor, be entitled to any one or a combination of any of the following: (i) receive on the Distribution Date, Cash in an amount equal to such Allowed Secured Claim, (ii) receive deferred Cash payments totaling at least the allowed amount of such Allowed Secured Claim, of a value, as of the Effective Date, of at least the value of such holder’s interest in the Estate’s interest in the Collateral securing the Allowed Secured Claim, (iii) upon abandonment by the Liquidating Debtor, receive all or a portion of the Collateral securing such holder’s Allowed Secured Claim, (iv) receive payments or Liens amounting to the indubitable equivalent of the value of such holder’s interest in the Estate’s interest in the Collateral securing the Allowed Secured Claim, or (v) receive such other treatment as such holder shall have agreed upon in writing.

Impaired Classes of Claims, including General Unsecured Claims and Interests in Debtor, will be treated as follows:

(a) Each holder of an Allowed General Unsecured Claim shall receive its Pro Rata share of Available Cash on the Distribution Date.

(b) On the Effective Date, all Interests shall be cancelled in accordance with Section 6.3.1 of the Plan, and holders of such Interests shall not be entitled to receive any Distribution under the Plan.

As of the Confirmation Date, all Executory Contracts and Unexpired Leases of the Debtor will be rejected, except for such Executory Contracts and Unexpired Leases that have otherwise been assumed or rejected before the Effective Date pursuant to a Final Order of the Bankruptcy Court. Any Claim arising out of the rejection of any of the Debtor’ Executory Contracts and Unexpired Leases that are not filed within thirty (30) days after the Confirmation Date (or a shorter applicable period) shall be extinguished and forever barred, and therefore will not receive any Distributions under the Plan.

The obligations of the Debtor and Liquidating Debtor to indemnify, defend, reimburse or limit the liability of directors or officers who were or are directors or officers of the Debtor at any time, against any claims or causes of action as provided in the Debtor’s certificate of incorporation, by-laws, applicable state law, contract, or otherwise shall not survive confirmation of the Plan and shall be discharged.

Except as otherwise expressly provided in the Plan or the Confirmation Order, all entities, persons and governmental units who have held, hold or may hold Claims against or Interests in the Debtor, are permanently enjoined, on and after the Effective Date, from (a) commencing or continuing in any manner any action or other proceeding of any kind against the Debtor or the Liquidating Debtor or any successor thereto with respect to any such Claim or Interest, (b) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtor on account of any such Claim or Interest, (c) creating, perfecting or enforcing any encumbrance of any kind against the Debtor or against the property or interests in property of the Debtor on account of any such Claim or Interest, and (d) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due from the Debtor or against the property or interests in property of the Debtor on account of any such Claim or Interest. Such injunction shall extend to the successors of the Debtor (including, without limitation, the Liquidating Debtor) and its respective properties and interests in property. Notwithstanding the foregoing, Aldine Independent School District (“Aldine”) is permitted to the bring an action in rem against the Debtor’s real property abandoned under the Plan that secures Aldine’s claim. Aldine may name the Debtor as a nominal party but may proceed only in rem as to the abandoned real property.

(4) On the Effective Date, all of the then-existing Interests in the Debtor shall be cancelled, and the Liquidating Debtor shall authorize and issue only 1,000 shares of its common stock, $1.00 par value (the “New Common Stock”), to the Plan Agent to be held and voted in accordance with the terms and provisions of the Plan. The Plan Agent shall be the record owner of the New Common Stock of the Liquidating Debtor, which shall constitute 100% of the issued and outstanding shares of capital stock of the Liquidating Debtor. The Plan Agent shall hold the New Common Stock of the Liquidating Debtor for the benefit of the holders of Allowed Claims against the Debtor. The Plan Agent shall vote such shares at all appropriate times to elect himself as the sole director and officer of the Liquidating Debtor and otherwise to implement the terms and provisions of the Plan.

In accordance with Section 6.2.1 of the Plan, Eric Schumann (“Schumann”) is approved as the Plan Agent under the Plan. Pursuant to the Plan, Schumann shall receive no compensation for performing the services of Plan Agent.

(5) Information as to the assets and liabilities of the registrant as of the most recent practicable date to the date the order confirming the Plan was entered, is included in the monthly operating report for September 2005 (the “Monthly Operating Report”), included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in the Monthly Operating Report is preliminary and subject to revision, and the Company cautions readers not to place undue reliance upon this information. The Monthly Operating Report is unaudited, in a format prescribed by applicable bankruptcy laws, and has not been prepared in conformity with generally accepted accounting principles. The information in the Monthly Operating Report might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in a periodic report filed pursuant to the Securities Exchange Act of 1934, as amended. The information set forth in the Monthly Operating Report should not be viewed as indicative of future results and should not be used for investment purposes.

The Monthly Operating Report contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in the Monthly Operating Report are forward looking statements and, although the Company believes that the expectations reflected in such forward looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. The Company’s business and financial results are subject to various risks and uncertainties, including the Company’s ability to settle or restructure its remaining debt and other obligations and to generate positive cash flow to cover its operating expenses, that may cause actual results to differ materially from the Company’s expectations. The Company does not intend to provide updated information other than as otherwise required by applicable law. All subsequent written and oral forward looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained in this paragraph and elsewhere in this report.

ITEM 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 2.1	Amended Modifications to Debtors’ First Amended Plan of Reorganization, Dated July 7, 2005, Dated October 13,2005

Exhibit 2.2	First Amended Plan of Distribution of Southern Investors Service Company, Inc., as modified.

Exhibit 2.3	Order Confirming the First Amended Plan of Reorganization of Southern Investors Service Company, Inc., as modified, dated October 13, 2005,

Exhibit 99.1	Monthly Operating Report for September 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN INVESTORS SERVICE COMPANY, INC.

Date: October 19, 2005	By:	/s/ ERIC SCHUMANN
	Name:	Eric Schumann
	Title:	Senior Vice President – Finance Principal Financial and Accounting Officer